EXHIBIT 99.1

Howard Weil Energy Conference April 3, 2007 Greg King President

2007 Off to a Great Start Outstanding gasoline and diesel margins YTD Gulf Coast gas cracks 23% higher than same period in 2006 and 60% above five-year average for same period YTD Gulf Coast on-road diesel cracks 23% higher than same period in 2006 and 140% above five-year average for same period Important to focus on on-road diesel margin (low sulfur and ultra-low sulfur), not heating oil 5-Yr Avg 2007 2006 High Low 1/1/2007 5.15 4.69 6.33 7.12 2.87 2/1/2007 4.82 8.7 3.11 8.42 1.98 3/1/2007 8.88 17.21 14.55 14.55 5.64 4/1/2007 11.9 23.6 23.6 5.77 5/1/2007 10.26 16.97 16.97 4.1 6/1/2007 9.56 19.4 19.4 4.09 7/1/2007 10.63 22.14 22.14 4.83 8/1/2007 9.25 12.29 16.54 3.22 9/1/2007 9.89 1.58 32.95 1.58 10/1/2007 6.43 4.45 13.52 3.45 11/1/2007 3.79 6.49 6.49 2.54 12/1/2007 3.78 5.06 6.42 0.45 Gulf Coast Gas Crack (per bbl) Source: Platts; 2007 data through March 29 5-Yr Avg 2007 2006 High Low 1/1/2007 5.63 14.21 9.62 9.62 1.91 2/1/2007 6.86 15.72 12.76 12.76 1.7 3/1/2007 7.07 22.08 15.9 15.9 2.09 4/1/2007 7.84 18.8 18.8 1.73 5/1/2007 7.14 19.18 19.18 0.4 6/1/2007 7.56 19.37 19.37 0.86 7/1/2007 7.71 19.55 19.55 1.07 8/1/2007 8.35 20.39 20.39 1.47 9/1/2007 10.38 11.28 25.68 2.55 10/1/2007 13.21 16.09 32.71 3.72 11/1/2007 8.77 16.48 16.48 3.19 12/1/2007 8.29 13.2 13.2 3.53 Gulf Coast On-Road Diesel Crack (per bbl) Source: Platts; 2007 data through March 29

Gasoline Fundamentals Bullish Factors Continue Demand at highest levels ever YTD growth at 1.7% over 2006 Lower pump prices, resilient economy Strong worldwide naphtha/ blendstock demand pulling components from gasoline pool Asia, Venezuela, Mexico, Iran, West Africa Days of supply below last year and 5-year average Supply looking tight again Industry turnarounds underway Unplanned outages and extensions reducing supply Switch to summer-grade spec removes blending components 5-Yr Avg 2007 2006 High Low 1/6/2006 8.886 9.292 9.221 9.221 8.665 1/13/2006 8.773 9.184 9.104 9.104 8.562 1/20/2006 8.669 9.129 8.998 8.998 8.389 1/27/2006 8.587 9.09 8.879 8.879 8.22 2/3/2006 8.591 9.074 8.883 8.883 8.204 2/10/2006 8.602 9.0735 8.939 8.939 8.143 2/17/2006 8.636 9.121 8.994 8.994 8.238 2/24/2006 8.685 9.129 9.012 9.012 8.374 3/3/2006 8.789 9.143 9.034 9.034 8.514 3/10/2006 8.837 9.167 9.04 9.04 8.554 3/17/2006 8.866 9.178 9.054 9.054 8.625 3/24/2006 8.856 9.21 9.079 9.079 8.598 3/31/2006 8.827 9.081 9.093 8.499 4/7/2006 8.881 9.129 9.129 8.512 4/14/2006 8.903 9.129 9.129 8.53 4/21/2006 8.946 9.118 9.204 8.548 4/28/2006 8.962 9.127 9.147 8.642 5/5/2006 8.966 9.139 9.169 8.686 5/12/2006 8.988 9.196 9.196 8.613 5/19/2006 9.071 9.241 9.241 8.74 5/26/2006 9.11 9.324 9.337 8.736 6/2/2006 9.103 9.329 9.406 8.8 6/9/2006 9.142 9.351 9.471 8.806 6/16/2006 9.105 9.41 9.438 8.69 6/23/2006 9.154 9.437 9.437 8.826 6/30/2006 9.245 9.507 9.507 8.925 7/7/2006 9.247 9.559 9.559 8.925 7/14/2006 9.269 9.594 9.594 8.978 7/21/2006 9.3 9.602 9.602 9.054 7/28/2006 9.295 9.601 9.601 9.035 8/4/2006 9.358 9.62 9.62 9.108 8/11/2006 9.411 9.61 9.61 9.179 8/18/2006 9.417 9.609 9.609 9.15 8/25/2006 9.413 9.602 9.602 9.17 9/1/2006 9.352 9.583 9.583 9.129 9/8/2006 9.252 9.543 9.543 9.023 9/15/2006 9.155 9.457 9.457 8.972 9/22/2006 9.033 9.377 9.377 8.83 9/29/2006 8.957 9.241 9.241 8.738 10/6/2006 8.954 9.21 9.21 8.75 10/13/2006 8.962 9.227 9.227 8.798 10/20/2006 9.016 9.283 9.283 8.805 10/27/2006 9.079 9.388 9.388 8.915 11/3/2006 9.131 9.391 9.391 9.022 11/10/2006 9.141 9.344 9.344 8.94 11/17/2006 9.096 9.254 9.254 8.911 11/24/2006 9.071 9.209 9.209 8.823 12/1/2006 9.051 9.264 9.264 8.757 12/8/2006 9.05 9.335 9.335 8.721 12/15/2006 9.119 9.421 9.421 8.799 12/22/2006 9.131 9.398 9.398 8.898 12/29/2006 9.127 9.34 9.34 8.877 5-Yr Avg 2007 2006 High Low 1/6/2006 23.78 22.95 22.64 24.78 22.64 1/13/2006 24.29 23.6 23.25 25.17 23.25 1/20/2006 24.53 24.19 23.87 25.52 23.87 1/27/2006 24.87 24.71 24.67 26.36 24.26 2/3/2006 25 25.04 25.14 26.38 23.97 2/10/2006 25.14 24.8 25.22 26.7 23.83 2/17/2006 24.96 24.4 25.09 26.33 23.47 2/24/2006 24.74 24.121 25.06 25.77 23.01 3/3/2006 24.21 23.7 24.88 25.19 22.61 3/10/2006 23.93 23.3 24.77 24.77 22.32 3/17/2006 23.6 22.9 24.47 24.47 22.29 3/24/2006 23.47 22.8 23.82 24.1 22.6 3/31/2006 23.53 23.32 24.88 22.33 4/7/2006 23.28 22.78 24.59 21.86 4/14/2006 23.06 22.18 24.33 21.94 4/21/2006 23.01 22 24.22 21.73 4/28/2006 23.22 22.21 24.16 22.21 5/5/2006 23.31 22.44 24.65 22.18 5/12/2006 23.4 22.44 25.22 22.22 5/19/2006 23.12 22.56 24.73 22.2 5/26/2006 23.2 22.44 24.97 22.14 6/2/2006 23.29 22.55 24.53 22.55 6/9/2006 23.17 22.79 24.05 22.46 6/16/2006 23.26 22.68 24.43 22.34 6/23/2006 23.07 22.5 24.52 22.38 6/30/2006 22.86 22.41 24.25 22.28 7/7/2006 22.84 22.25 24.06 22.2 7/14/2006 22.77 22.33 23.75 22.31 7/21/2006 22.48 21.98 23.48 21.98 7/28/2006 22.38 21.96 23.42 21.69 8/4/2006 22.02 21.59 23.33 21.17 8/11/2006 21.56 21.37 22.66 20.9 8/18/2006 21.38 21.42 22.81 20.3 8/25/2006 21.38 21.47 22.55 20.35 9/1/2006 21.37 21.59 22.49 20.38 9/8/2006 21.67 21.69 22.79 21.01 9/15/2006 21.95 21.95 22.75 21.61 9/22/2006 22.56 22.81 23.34 21.72 9/29/2006 22.69 23.27 23.85 21.99 10/6/2006 22.53 23.39 23.46 21.5 10/13/2006 22.33 22.78 22.78 21.91 10/20/2006 22.04 22.34 22.42 21.23 10/27/2006 21.79 21.8 22.44 20.88 11/3/2006 21.7 21.73 22.21 21.09 11/10/2006 21.61 21.43 22.13 20.8 11/17/2006 21.81 21.79 22.26 21.36 11/24/2006 22.08 21.83 22.46 21.78 12/1/2006 22.35 21.59 22.84 21.59 12/8/2006 22.54 21.41 23.3 21.41 12/15/2006 22.44 21.33 23.08 21.33 12/22/2006 22.53 21.69 23.09 21.69 12/29/2006 22.78 22.43 23.24 21.96 Gasoline Demand, 4-Week Avg (mmbpd) Gasoline Days Supply Source: DOE Source: DOE

Gasoline Fundamentals Bullish Factors Continue Total gasoline imports below 2006 and near five-year average More imports required to meet summer demand Imports attracted by higher margins Quality blend components in high demand Alkylate premiums to conventional gasoline strong for this time of year 5-Yr Avg 2007 2006 1/6/2006 0.81155 1.0245 0.97075000013148 1/13/2006 0.79835 1.0725 0.978 1/20/2006 0.7482 1.05825 0.96725 1/27/2006 0.73905 1.0635 0.97075 2/3/2006 0.7502 1.05125 1.01575 2/10/2006 0.7735 0.9975 1.0335 2/17/2006 0.8029 1.00675 1.1025 2/24/2006 0.8431 0.91025 1.17625 3/3/2006 0.8449 0.86125 1.15675 3/10/2006 0.8716 0.88375 1.20025 3/17/2006 0.8955 0.8475 1.17975 3/24/2006 0.89955 0.909 1.1345 3/31/2006 0.9359 1.12875 4/7/2006 0.96865 1.087 4/14/2006 0.9577 1.036 4/21/2006 1.01485 1.10825 4/28/2006 1.0245 1.09125 5/5/2006 1.02265 1.22825 5/12/2006 1.0436 1.364 5/19/2006 1.06305 1.436 5/26/2006 1.0727 1.56925 6/2/2006 1.04115 1.50675 6/9/2006 1.03805 1.49675 6/16/2006 0.9695 1.36125 6/23/2006 0.9596 1.21275 6/30/2006 0.9928 1.18075 7/7/2006 1.00085 1.103 7/14/2006 0.9922 1.0945 7/21/2006 0.97915 1.107 7/28/2006 0.984 1.121 8/4/2006 1.0029 1.15025 8/11/2006 1.0043 1.23475 8/18/2006 1.03195 1.31375 8/25/2006 1.02165 1.27775 9/1/2006 0.9856 1.2305 9/8/2006 1.0252 1.1545 9/15/2006 0.9525 1.02325 9/22/2006 0.9433 1.09225 9/29/2006 0.96425 1.114 10/6/2006 0.9646 1.1105 10/13/2006 0.99525 1.07975 10/20/2006 0.9419 0.95425 10/27/2006 0.9299 0.9805 11/3/2006 0.8988 0.96075 11/10/2006 0.91465 1.06375 11/17/2006 0.9355 1.124 11/24/2006 0.8913 1.05425 12/1/2006 0.88185 1.02575 12/8/2006 0.87765 0.9955 12/15/2006 0.86715 0.90675 12/22/2006 0.8978 0.91375 12/29/2006 0.892 1.008 Total Gasoline Imports, 4-Week Avg (mmbpd) Source: DOE Ethanol not a major factor this summer Expect blending of ^ 400 mbpd in RFG areas, California and Corn Belt Lack of infrastructure and relatively expensive pricing outside these areas restricts discretionary blending 5-Yr Avg 2007 2006 High Low 1/1/2007 17 33.9 27.8 11.68 5.13 2/1/2007 18.7 38.8 36.6 15.35 4.63 3/1/2007 18.7 44.6 35.1 14.73 5.78 4/1/2007 17.7 33.9 14.22 4.58 5/1/2007 21.6 47.8 20.07 4.62 6/1/2007 24.5 55.5 23.31 5.83 7/1/2007 27.6 63.6 26.7 5.36 8/1/2007 23.9 43.2 18.13 5.3 9/1/2007 18.6 25.8 10.84 4.68 10/1/2007 18 31 13.02 4.67 11/1/2007 19.3 34.7 14.55 4.55 12/1/2007 20.5 34.5 14.47 3.44 Gulf Coast Alkylate Premium to Conv. Unleaded (cents per gallon) Source: Platts; 2007 data through March 29

Distillate Fundamentals Strong Outlook for Diesel Off-road diesel sulfur spec drops from 2,000 ppm to 500 ppm on 6/1/07 Shifts off-road demand to on-road diesel pool 75% of Valero's distillates production price like on-road diesel and jet fuel 5-Yr Avg 2007 2006 High Low 1/6/2006 28.33 24 26.46 30.91 24.84 1/13/2006 29.06 24.84 26.81 31.3 25.85 1/20/2006 28.98 26.52 27.3 32.57 26.27 1/27/2006 27.12 27.2 25.5 31.42 25.43 2/3/2006 26.18 26.12 25.6 31.55 23.34 2/10/2006 25.93 26 27.11 31.99 22.46 2/17/2006 25.49 24.69 26.16 31 22.51 2/24/2006 25.62 23.482 27.38 30.96 22.19 3/3/2006 25.74 23.97 28.25 30.77 22.15 3/10/2006 25.02 23.63 27.14 27.87 21.95 3/17/2006 25.23 22.81 27.11 28.68 23.23 3/24/2006 24.87 23 26.85 28.5 21.53 3/31/2006 24.22 26.2 26.94 22.03 4/7/2006 24.55 25.02 28.72 22.26 4/14/2006 23.92 24.2 27.53 21.62 4/21/2006 23.59 24.24 26.7 20.87 4/28/2006 23.99 23.93 27.4 20.74 5/5/2006 23.45 23.88 25.47 21.35 5/12/2006 23.94 23.7 26.54 21.17 5/19/2006 23.95 23.97 27 21.3 5/26/2006 24.22 23.65 26.78 21.93 6/2/2006 24.78 24.17 29.54 22.33 6/9/2006 24.76 23.7 29.08 22.53 6/16/2006 24.25 22.56 27.88 22.35 6/23/2006 23.91 22.78 27.45 21.52 6/30/2006 23.83 22.54 26.17 22.13 7/7/2006 24.97 23.88 27.78 23.07 7/14/2006 25.2 23.18 28.79 23.18 7/21/2006 25.43 22.98 28.58 22.98 7/28/2006 25.95 22.74 29.65 22.74 8/4/2006 25.2 22.17 28.45 22.17 8/11/2006 25.23 23.5 27.62 23.5 8/18/2006 25.23 23.68 27.63 23.68 8/25/2006 25.06 23.75 26.72 23.75 9/1/2006 25.35 24.27 28.1 23.81 9/8/2006 25.77 24.64 28.92 24.34 9/15/2006 25.39 25.91 27.54 23.91 9/22/2006 25.53 26.03 26.52 24.24 9/29/2006 25.07 26.33 26.37 23.23 10/6/2006 24.34 26.72 26.72 22.69 10/13/2006 24.1 24.6 26.93 22.5 10/20/2006 23.37 23.84 26.63 21.23 10/27/2006 23.13 22.96 26.21 20.96 11/3/2006 22.9 21.5 25.72 21.35 11/10/2006 22.24 20.28 24.31 20.28 11/17/2006 22.69 19.91 24.78 19.91 11/24/2006 22.9 20.51 25.74 20.51 12/1/2006 23.52 21.41 26.39 21.41 12/8/2006 24.48 22.53 28.33 22.53 12/15/2006 24.34 22.84 26.89 22.84 12/22/2006 24.85 22.89 27.59 22.89 12/29/2006 25.81 23.07 29.82 23.07 On-Road Diesel (ULSD + LSD) Days Supply Source: DOE Update w/ 3/23 data Tight on-road diesel market Demand continues to be strong Partially driven by ULSD's lower energy content and lower efficiency Economic-activity driven Record demand YTD on-road diesel growth at 12% YTD total distillates growth at 5% 5-Yr Avg 2007 2006 1/6/2006 2.792328571 3.377535714 2.967928571 1/13/2006 2.734207143 3.285392857 2.927357143 1/20/2006 2.671492857 3.160214286 2.882607143 1/27/2006 2.7159 3.110071429 3.0065 2/3/2006 2.785028571 3.171964286 3.046 2/10/2006 2.80625 3.222642857 2.934392857 2/17/2006 2.848557143 3.305035714 2.976642857 2/24/2006 2.801278571 3.391035714 2.866714286 3/3/2006 2.774771429 3.327892857 2.831714286 3/10/2006 2.818357143 3.349928571 2.909678571 3/17/2006 2.79045 3.408892857 2.896428571 3/24/2006 2.792214286 3.375 2.909142857 3/31/2006 2.827785714 2.945892857 4/7/2006 2.830421429 2.973321429 4/14/2006 2.836307143 2.971178571 4/21/2006 2.88565 2.98325 4/28/2006 2.89325 3.00925 5/5/2006 2.900392857 3.008785714 5/12/2006 2.932885714 3.01125 5/19/2006 2.9247 3.037785714 5/26/2006 2.954007143 3.113821429 6/2/2006 2.92775 3.115678571 6/9/2006 2.962985714 3.1905 6/16/2006 3.015228571 3.307928571 6/23/2006 3.0206 3.303964286 6/30/2006 3.089842857 3.359392857 7/7/2006 3.035535714 3.298178571 7/14/2006 3.013792857 3.34575 7/21/2006 3.001271429 3.358535714 7/28/2006 2.956407143 3.349071429 8/4/2006 3.0087 3.379035714 8/11/2006 2.989971429 3.231964286 8/18/2006 3.006214286 3.247071429 8/25/2006 3.0555 3.282428571 9/1/2006 3.033157143 3.323571429 9/8/2006 3.044078571 3.403142857 9/15/2006 3.031728571 3.370964286 9/22/2006 3.0062 3.378571429 9/29/2006 3.015335714 3.360714286 10/6/2006 3.023057143 3.319714286 10/13/2006 3.040328571 3.443535714 10/20/2006 3.055957143 3.462035714 10/27/2006 3.090028571 3.542642857 11/3/2006 3.118485714 3.647321429 11/10/2006 3.131364286 3.685 11/17/2006 3.140714286 3.699178571 11/24/2006 3.118057143 3.594 12/1/2006 3.083842857 3.493 12/8/2006 3.032864286 3.329821429 12/15/2006 3.001828571 3.305 12/22/2006 2.998935714 3.353321429 12/29/2006 2.97295 3.371571429 On-Road Diesel (ULSD + LSD) Demand, 4-Week Avg (mmbpd) Source: DOE

Feedstock Differentials Still Wide Worldwide crude supply mix expected to be stable going forward Heavy sours hold steady Near-term significant new production is light sweet crude But demand for light sweet crude growing rapidly to meet worldwide clean fuels requirements 2005 2010 Light Sweet 0.34 0.34 Light/ Medium Sour 0.51 0.5 Heavy Sour 0.13 0.13 High TAN 0.02 0.03 Stable World Crude Supply Mix - 2005 vs. 2010 Source: Industry reports Feedstock differentials expected to remain wide Recent McKee refinery outage pressuring WTI prices Sloppy physical crude oil market in WTI pricing hub of Cushing, OK Widened product spreads, trimmed feedstock spreads v. WTI Other sweet crudes strong v. WTI WTI - Maya WTI - Mars 2002 5.74 2.15 2002 5.96 1.96 2002 5.75 2.06 2002 4.22 1.63 2002 4.64 2.74 2002 4.1 2.02 2002 4.39 1.9 2002 5.38 2.93 2002 5.25 2.52 2002 4.58 2.78 2002 6.32 4.42 2002 6.93 2.82 2003 5.41 3.27 2003 8.22 5.19 2003 9.15 3.69 2003 7.7 3.94 2003 6.68 2.26 2003 7.36 3.57 2003 5.62 3.22 2003 5.96 3.1 2003 5.97 3.36 2003 6.26 3.11 2003 6.85 3.51 2003 7.66 2.82 2004 8.54 4.06 2004 10.01 5.6 2004 9.49 4.6 2004 9.21 5.55 2004 8.54 4.31 2004 8.28 4.76 2004 10.68 4.99 2004 11.99 6.21 2004 13.71 7 2004 14.67 10.44 2004 16.63 8.89 2004 15.22 7.67 2005 16.93 7.18 2005 17.09 6.61 2005 17.82 7.21 2005 14.84 6.56 2005 11.24 5.11 2005 14.26 5.15 2005 14.47 5.46 2005 17.38 7.24 2005 15.23 5.63 2005 15.48 6.87 2005 16.56 6.83 2005 17.51 7.61 2006 18.08 7.08 2006 15.01 8.18 2006 14.28 7.86 2006 14.27 5.87 2006 15.56 7.04 2006 17.28 7.16 2006 16.45 6.67 2006 13.54 7.69 2006 12.56 8.14 2006 12.34 7.01 2006 13.08 6.05 2006 13.97 6.74 2007 YTD 12.61 5.96 2007 YTD 12.89 5.77 2007 YTD 12.36 3.11 Sour Crude Differentials (per bbl) Source: Platts; 2007 data through March 29

Valero's Advantages Largest refining company in North America 3.3 million barrels per day of throughput capacity Mitigates impact of outages Geographically diverse refining system Presence in four key regions enables us to capture and optimize around regional margin trends Aruba Throughput capacities in thousand barrels per day 18 Refineries Across Four Key Regions Most conversion capacity in North America Enables us to convert more low- quality, discounted feedstocks into high-quality products Refining system designed for feedstock flexibility Increased variety of heavy sour and resid feedstocks from 27 in 2002 to 40 in 2006 Coking Hydrocracking Cat Cracking VLO 413 262 958 XOM 395 158 823 COP 313 133 732 RDS 276 230 506 BP 217 231 473 CVX 173 212 264 MRO 61 28 384 SUN 12 28 334 TSO 57 62 156 The Leader in Conversion Capacity (mbpd) Source: Company reports Gulf Coast 1,720 West Coast 305 Mid-Con 615 Northeast 620 Total 3,260

Valero Remains Undervalued Despite advantages, VLO trades at relatively low earnings valuation vs. refining peers VLO at 7.5x 2006 EPS versus 10.2x average for peers VLO at 8.8x 2007E First Call EPS versus 11.5x average for peers VLO also inexpensive when evaluated by enterprise value to complexity-adjusted throughput capacity per barrel VLO at $1,321/bbl versus peer average of $2,103/bbl EV/Nelson HOC 3567 FTO 1951 TSO 1449 SUN 1445 VLO 1368 2006 Actual 2007E 1st Call HOC 13 14.5 FTO 9.8 11.8 SUN 9.3 9.6 TSO 8.8 9.9 VLO 7.5 8.8 Enterprise Value/Complexity-Adjusted Throughput Capacity per Bbl Price / Earnings Ratio Data as of March 29, 2007 Data as of March 29, 2007

Strategic Focus Shifting to Improving Returns Acquisition strategy was the right call over the past decade Built throughput capacity more than 1,300% primarily via acquisitions over the last 10 years Now is the time to shift focus to increasing returns on capital Goal is to achieve sustainable, industry-leading returns Will continue to look for acquisitions that meet our criteria Throughput Capacity '3-2-1 Maya Diff 1997 0.53 3.321046328 5.603151767 1998 0.735 2.472635628 5.628834473 1999 0.785 1.806875275 4.791944615 2000 1 4.339628166 7.492355576 2001 1.9 4.33108198 8.677755893 2002 1.913 3.273494493 5.364652941 2003 2.126 4.586451944 6.819834811 2004 2.458 6.463591788 11.44569076 2005 3.26 11.02823179 15.65974257 2006 3.29 10.8923712 14.79508375 2007 Fwd Curve 3.29 11.29 VLO Throughput Capacity and 3-2-1 Crack Source: Platts; 2007 data as of March 29 $/bbl mmbbls/day GC 3-2-1 Crack/bbl

Key Initiatives to Improve Returns Capital discipline Evaluating all projects Removing or reducing scope on some projects Deferred Quebec crude unit expansion until 2008 Cut Texas City crude/coker expansion Focusing on value-added projects at flagship refineries Selective portfolio rebalancing Exploring strategic alternatives for Lima, Ohio refinery Expect decision in 2Q07 Strong interest from potential buyers Any proceeds to be allocated as part of our balanced approach Other assets under review

Key Initiatives to Improve Returns Gross margin capture Continue to look for sour-up and product upgrading opportunities Example: St. Charles mild hydrocracker in 2007 Energy efficiency 1st quartile performance ^ $360mm operating income improvement Examples: new FCCU power recovery turbine at St.Charles, hydrogen plant at Benicia, and multi-site heater efficiency Mechanical availability 1% improvement ^ $140mm operating income improvement Examples: Port Arthur coker drums and Aruba utilities Non-energy operating costs 1st quartile performance ^ $500mm operating income improvement Example: maintenance execution and contractor reduction at Del City $1 billion in operating income improvements in 5 years Goal

Balanced Approach to Investing Cash Flows in 2007 Dividends Increased dividend by 50% to $0.12 per share per quarter Third increase in last 15 months Debt repayments Paying off $465 million of maturing and high-coupon debt Thruput Capacity 1/1/2003 0.2 12/31/2004 0.22 12/31/2005 0.189 12/31/2006 0.403 VLO Earnings Payout Ratio (Dividends + Buybacks)/Earnings Stock buybacks Planning to purchase approximately 5% of basic shares outstanding in 2007 Purchased 17 million shares year-to-date Capital expenditures Intend to be at or below $3.5 billion despite cost pressures

Capital Expenditures Details 2006 2007E Regulatory 585 425 Turnarounds 570 420 Sustaining/Other 685 1155 Tier II 990 375 Strategic 920 1125 Strategic Tier II Sustaining/ Other Turnarounds Regulatory $3,750 $3,500 millions Regulatory and Tier II capital spending drops by $775 million from 2006 actual to 2007 budget

2007 Key Projects Expect incremental $300 million in EBITDA in 2007 from projects completed in 2006 and 2007 Quebec crude expansion project deferred until 2008 (50 mbpd, $150mm) Refinery Project Start Up Total Cost1 ($mm) Annual EBITDA ($mm) IRR1 St. Charles Mild Hydrocracker 2Q $424 $125 31% Port Arthur Crude Expansion 1Q 157 90 40% Benicia ULSD Hydrotreater 2Q 105 45 28% Wilmington Alky Expansion 2Q 195 45 23% Houston Mild Hydrocracker 1Q 412 28 30% Corpus Christi ULSD Hydrotreater 4Q 260 20 14% 1 Total project cost includes non-strategic capital costs; Internal rates of return based on "strategic" portion of capital 2 VLO portion, on which the IRR is based; Premcor spent $150 mm prior to acquisition 2 2

Future of Refining Looks Bright Refineries more complex and units more interdependent than ever Results in longer turnarounds and maintenance periods Downtime at one unit impacts refinery-wide throughput Hydrotreating units need more frequent maintenance than crude and conversion units Material costs higher and lead times longer Since 2004, prices of steel up 74% and heavy-wall reactors up 133% Since 2004, heavy-wall reactor lead times stretched from 12 to 36 months Labor costs up, productivity down Gulf Coast skilled labor costs up 60%, but productivity down 35% from 2004 Lower quality engineering and design result in costly reworks in the field More stringent regulations reduce system flexibility Product specifications and regulations more difficult to meet Reduced ability to blend away downgrades and production issues Tier II gasoline and ULSD phase-in tightened the market substantially Margins to stay higher for longer

Summary Compelling fundamentals driving strong margins Global demand continues to grow 1.5 to 2.0 million barrels per day Global capacity additions struggling to keep up Valero can achieve meaningful EPS growth from internal improvements and stock buybacks Lower risk, more controllable EPS growth Valero to look for strategic growth opportunities that meet our criteria at an attractive price Shareholders own the company, so we are focused on creating long-term, sustainable shareholder value

Appendix

Map of Valero Refineries Valero Marketing Presence Quebec, Canada 215,000 bpd capacity Three Rivers, Texas 100,000 bpd capacity Corpus Christi, Texas 340,000 bpd capacity Wilmington, California 135,000 bpd capacity Benicia, California 170,000 bpd capacity McKee, Texas 170,000 bpd capacity Krotz Springs, Louisiana 85,000 bpd capacity Texas City, Texas 245,000 bpd capacity Houston, Texas 130,000 bpd capacity Port Arthur, Texas 325,000 bpd capacity St. Charles, Louisiana 250,000 bpd capacity Ardmore, Oklahoma 90,000 bpd capacity Memphis, Tennessee 195,000 bpd capacity Paulsboro, New Jersey 195,000 bpd capacity Lima, Ohio 160,000 bpd capacity San Nicholas, Aruba 275,000 bpd capacity Delaware City, Delaware 210,000 bpd capacity Capacity shown in terms of crude and feedstock throughput

Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward- looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com.